UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2023

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 30, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of Lifecore Biomedical, Inc. (the “Company”), after discussion with management, concluded that the Company’s previously issued consolidated financial statements as of and for the fiscal years ended May 29, 2022 (“FY22”) and May 30, 2021 (“FY21”) included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”), the Company’s unaudited consolidated financial statements as of and for the periods ending August 30, 2020, November 29, 2020, February 28, 2020, August 29, 2021, November 28, 2021, February 27, 2022, August 28, 2022, November 27, 2022 and February 26, 2023 included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC and the Company’s press release announcing its consolidated results as of and for the fourth quarter and fiscal year ended May 28, 2023 (“FY23”) and furnished on Form 8-K with the SEC on August 31, 2023 (the “Earnings Release”) (collectively, the “Non-Reliance Periods”), should no longer be relied upon.

This determination resulted from the Company’s identification of errors in the Non-Reliance Periods related to certain adjustments as more particularly described below, involving the calculation of capitalized interest, valuation of inventories, and certain adjustments related to previously divested businesses contained in the Non-Reliance Periods. In addition, the Company expects to correct certain items that were previously identified and concluded as immaterial, individually and in the aggregate, to the financial statements for the Non-Reliance Periods.

The Company has assessed the materiality of these errors in accordance with the U.S. Securities and Exchange Commission Staff Accounting Bulletin No. 99 (“SAB”), Materiality and SAB No. 108, Quantifying Financial Statement Misstatements, and has concluded that the prior financial statements referenced above should be restated. The restatement is not currently expected by the Company to have an adverse effect on the Company’s operations or liquidity.

The Company intends to restate the financial statements for the Non-Reliance Periods to correct these errors in its Annual Report on Form 10-K for the fiscal year ended May 28, 2023 (the “2023 Annual Report”). Accordingly, investors and others should not rely on financial information and other disclosures regarding the Non-Reliance Periods until the Company restates its consolidated audited and unaudited financial statements for the Non-Reliance Periods and files the 2023 Annual Report. The Company is working to complete such restatements as soon as practicable.

The Company has determined that additional material weaknesses existed as of May 29, 2022, and accordingly, our internal control over financial reporting was not effective as of May 29, 2022.

The Audit Committee has discussed the matters disclosed in this Form 8-K with its independent registered public accounting firm, Ernst & Young LLP (“EY”).

Descriptions of Anticipated Restatement Adjustments

The following descriptions of the anticipated restatement adjustments do not include all adjustments in that they exclude errors concluded as immaterial that will also be recorded as part of the restatement. The more significant adjustments to the Lifecore segment financial statements, are described as follows:

1.The Company expects to restate Lifecore segment revenues and cost of sales in FY21 to gross up revenues and cost of sales for certain performance obligations the Company acted as a principal in the arrangements.

2.The Company expects to restate inventories and cost of sales to write down inventories to their net realizable value in FY22 and FY21 which will reduce inventories and increase costs of sales during those periods.

3.The Company expects to restate property and equipment and interest expense to record capitalized interest on assets under construction in FY22 and FY21 which will increase property and equipment and reduce interest expense during those periods.

4.The Company expects to restate FY21 opening retained earnings to account for the cumulative effect of the above restatements.

The more significant adjustment to the Company’s former Curation Foods segment financial statements, is described as follows:

1.The Company expects to restate FY21 opening retained earnings related to its former Curation Foods businesses non-current other receivables that were not collectable prior to the fiscal year periods presented in the consolidated FY23 financial statements.

These adjustments are also expected to impact the financial information contained in the Earnings Release for FY23.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding the nature of the change in the accounting methodology, the impacts thereof on the Company, and the timing of the filing of the Amended Reports. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, including the Company’s expectations regarding materiality or significance and the restatement’s quantitative effects, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of the Amended Reports with the SEC; the timing and ultimate conclusions of EY regarding the audit of the Company’s financial statements; and the risk that the completion and filing of the Amended Reports will take longer than expected. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2023

LIFECORE BIOMEDICAL, INC.

By:	/s/ John D. Morberg
John D. Morberg
Chief Financial Officer
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